SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 27, 2005

                            REWARD ENTERPRISES, INC.
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                  000-27259                    98-0203927
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)          File Number)               Identification No.)


 202 CURRY STREET, SUITE 100, CARSON CITY, NV                   89703
   (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (713) 937-1117

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 26, 2005, the Board of Directors of Reward Enterprises, Inc. (the "Company") approved a resolution to engage the services of Moore & Associates, CHTD ("Moore & Associates") and to dismiss Williams & Webster, P.S. as the Company's accountant. The Board notified Williams & Webster, P.S. of their dismissal on April 26, 2005.

The reports of Williams & Webster, P.S. on the Company's financial statements for the past two (2) fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were the statements qualified or modified as to audit scope or accounting principles, or uncertainties other than the ability to continue as a going concern.

The Company and Williams & Webster, P.S. have not, in connection with the audit of the Company's financial statements for the previous two (2) fiscal years, or for any subsequent interim periods prior to and including April 26, 2005 had any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement, if not resolved to Williams & Webster, P.S. 's satisfaction, would have caused Williams & Webster, P.S. to make reference to the subject matter of the disagreement in connection with its reports.

On April 26, 2005, the Board of Directors of the Company approved a resolution to retain Moore & Associates as the Company's accountant and on the same date, the Company engaged the firm of Moore & Associates as the Company's independent auditors.

The Company had no relationship with Moore & Associates required to be reported pursuant to Regulation S-B Item 304(a)(2) during the previous two (2) fiscal years, or the subsequent interim periods prior to and including April 26, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibit No. Description (see below):


EXHIBIT   DESCRIPTION                                          LOCATION
-------   -----------                                          --------

          Letter sent to SEC from  Williams & Webster, P.S.
 16.1     dated April 26, 2005 regarding change in the         Provided herewith
          accountants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005                                  REWARD ENTERPRISES, INC.


                                                      By: /s/ Mike Terrell
                                                          --------------------
                                                      Name:   Mike Terrell
                                                      Title:  Secretary